MEMORANDUM


FOR        Jeff Townsend

FROM       Charlie Whitcraft

DATE       September 29, 1997

SUBJECT    CPP Participation

REQUIRED
ACTION     Review Documentation


This memo serves as formal documentation for your Cerner Performance Plan (CPP) for Q3-Q4 of 1997. Details regarding your CPP for Q1 and Q2 of 1997 can be found in your compensation letter dated February 26, 1997. As a reminder, your annual Cerner Performance Plan (CPP) opportunity is $80,000. This annual opportunity will be paid based on your 1997 pro-forma APE of a B+ (100%). As always, in Q4 of 1997, payments made throughout the year will be adjusted by your actual performance rating for 1997, set in late January, 1998.

Effective 7/1/97, your 1997 Cerner Performance Plan will be comprised of the following metrics:
-    NAFTA Bookings Growth (50%)
-    Software Delivery "On-Time" for OMF (10%)
-    Software Delivery "On-Time" for OPF/OPI (10%)
-    Corporate EPS Growth (30%)

These   CPP   metrics   carry  an  opportunity   for   "over
achievement", with the potential to earn up to 130%  of  the
target   bonus   level  when  actual  attainment   surpasses
objectives.

The NAFTA Bookings Growth metric has cumulative year-to-date targets as follows:


NAFTA Bookings Growth
(000's)                    Q1      Q2      Q3      Q4
---------------------------------------------------------
75% Payout               34,425  68,850  103,275  137,700
100% Payout              38,250  76,500  114,750  153,000
120% Payout              43,988  87,975  131,963  175,950
130% Payout              48,386  96,773  145,159  193,545


Note:   Bookings  attainment  calculations  include  license
software revenues only.

The Software Delivery "On Time" metric has been designed to create a financial measurement that reflects the timeliness of software delivery by product line. These targets are set based on current forecast for the Confirmation of Software Installation revenue milestone. This milestone is recognized when the software has been demonstrated to the client in their environment and a supporting CSR has been written.

The Software Delivery "on-time" revenue targets will be set quarterly and communicated by Finance at the beginning of each quarter. The targets for Q3 are as follows:


OMF  On Time             Q3      Q4
------------------------------------
                       <C)
75% Payout             $ 8,148   tba
100% Payout            $11,640   tba
120% Payout            $13,968   tba
130% Payout            $15,132   tba



OPF/OPI  On Time         Q3      Q4
------------------------------------
75% Payout                *      tba
100% Payout               *      tba
120% Payout               *      tba
130% Payout               *      tba


* Payout deferred until Q4, since $0 is currently targeted for these products.

Relative to your specific Cerner Performance Plan, in your role as an executive of this company, we feel strongly that a portion of your variable cash compensation is tied directly to corporate Earnings Per Share (EPS) growth. The EPS targets that we have established are tied directly to the financial plan for the company, set somewhat higher than current street expectations but squarely reflective of the bookings and spending plans (at control plan level) created by the broad management team. The Corporate EPS Growth metric has cumulative year-to-date targets as follows:


Corporate EPS
Growth              Q1       Q2      Q3       Q4
--------------------------------------------------
75% Payout         N/A     $0.15   $0.28     $0.42
100% Payout       $0.06    $0.16   $0.32     $0.50
120% Payout       $0.08    $0.20   $0.39     $0.60
130% Payout       $0.10    $0.24   $0.46     $0.70


Your participation in CPP is terminated immediately in the event of termination of employment. You will be entitled to payment for any earned but not paid amounts. Payments are considered earned only for completed quarters; i.e., if participation is terminated before the end of the quarter, no incentives will be paid for that quarter.

This plan may be modified during the plan year to coincide with corporate objectives.


Approved                                Date:
By:

         /s/Charlie Whitcraft           09/29/97
         ---------------------          --------
         Executive Board


         /s/Rene' L. Whitcraft          09/29/97
         ---------------------          --------
         Plan Administrator-HR


         /s/Marc G. Naughton            09/29/97
         ---------------------          --------
         Plan Administrator-Finance